LIBERTY ADVISOR
INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
DEFERRED VARIABLE ANNUITY CONTRACT
ISSUED BY
Variable Account J
OF
LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
SUPPLEMENT DATED FEBRUARY 27, 2004
TO
PROSPECTUS DATED MAY 1, 1998

This supplement contains information about the Liberty All-Star Equity Fund, Variable Series (the "Fund").

The Board of Trustees of Liberty Variable Investment Trust has voted to terminate the Fund and liquidate it. The Fund currently is scheduled to be liquidated on April 23, 2004. Effective immediately, you may transfer your investment in the corresponding Sub-account to any other Sub-account available under your Contract, and that transfer will not count as one of the 12 transfers allowed annually under your Contract. On the date of the Fund's liquidation, if you still have an investment in the corresponding Sub-account it will be transferred to the Liberty Money Market Sub-account.

On December 31, 2003, Keyport Financial Services Corp. ("KFSC") was merged into Clarendon Insurance Agency, Inc. ("Clarendon"), an affiliate of KFSC. As of that date, Clarendon became the new principal underwriter and distributor of the variable annuity contract.

LAVA.SUP	02/04